Exhibit 32.3
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Blackstone Private Credit Fund (the “Company”), does hereby certify that to the undersigned’s knowledge:
(1)the Company’s Form 10-Q for the quarter ended March 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Company’s Form 10-Q for the quarter ended March 31, 2025 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2025
	By:	/s/ Teddy Desloge
Teddy Desloge
Chief Financial Officer

*The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.